                                                                   EXHIBIT 99.2

           ELECTION FORM FOR HOLDERS OF COMMON STOCK OF LUKENS INC.
                WHO WISH TO RECEIVE THEIR MERGER CONSIDERATION
                              IN THE FORM OF CASH

              TO ACCOMPANY CERTIFICATES REPRESENTING COMMON STOCK
                  OF LUKENS INC. WHEN SUBMITTED IN CONNECTION
           WITH THE MERGER OF A WHOLLY OWNED SUBSIDIARY OF BETHLEHEM
                  STEEL CORPORATION WITH AND INTO LUKENS INC.

        STOCKHOLDERS WHO WISH TO RECEIVE THEIR MERGER CONSIDERATION IN
            THE FORM OF BETHLEHEM COMMON STOCK NEED NOT COMPLETE OR
                               RETURN THIS FORM

  This form (the "Election Form") is to accompany the certificate(s) for shares of common stock, par value $.01 per share, of Lukens Inc. ("Lukens Common Stock") when submitted in order to make an unconditional election (a "Cash Election") to receive cash (the "Cash Consideration"), subject to possible proration, in connection with the proposed merger (the "Merger") of Lukens Acquisition Corporation ("Merger Sub"), a wholly owned subsidiary of Bethlehem Steel Corporation ("Bethlehem"), with and into Lukens Inc. ("Lukens") pursuant to the Agreement and Plan of Merger dated as of December 15, 1997, as amended as of January 4, 1998 (the "Merger Agreement"). To be effective, a Cash Election pursuant to the terms and conditions set forth herein, on this Election Form or a facsimile hereof, accompanied by the certificate(s) representing shares of Lukens Common Stock (the "Lukens Common Stock Certificate(s)") described in Box I below, or a proper guarantee of delivery thereof, must be received by First Chicago Trust Company of New York (the "Exchange Agent"), at the address set forth below, no later than 5:00 p.m., New York City time, on May 27, 1998 (the "Election Date").

To: First Chicago Trust Company of New York, Exchange Agent and Transfer Agent

         By Mail:                  By Hand:            By Overnight Courier:
   First Chicago Trust    First Chicago Trust Company   First Chicago Trust
         Company                  of New York                 Company
       of New York     c/o The Depository Trust Company     of New York
  Tenders and Exchanges     55 Water Street, DTCTAD    Tenders and Exchanges
        Department      Vietnam Veterans Memorial Plaza      Department
        Suite 4660            New York, NY 10041             Suite 4680
      P.O. Box 2565                                  14 Wall Street, 8th Floor
  Jersey City, NJ 07303-                                 New York, NY 10005
           2565

  Delivery of this Election Form, accompanied by a Lukens Common Stock Certificate(s), to an address other than as set forth above does not constitute a valid delivery. Eligible Institutions (as defined in Instruction D(7)) may deliver a guarantee of delivery by facsimile. See Box V and Instruction D(1).

  Ladies and Gentlemen:

  In connection with the proposed merger of Merger Sub, a wholly owned subsidiary of Bethlehem, with and into Lukens, the undersigned hereby submits the Lukens Common Stock Certificate(s) listed below and elects to have certain shares of Lukens Common Stock represented by such Lukens Common Stock Certificate(s), as designated in Box I, converted into (i) the right to receive in cash from Bethlehem an amount equal to $30 (the "Cash Election Price") or (ii) in the event that the Requested Cash Amount exceeds the Cash Cap (each as defined below), a combination of cash and shares of common stock, par value $1.00 per share, of Bethlehem ("Bethlehem Common Stock") as provided in the Merger Agreement.

  This Cash Election is subject to (i) the terms, conditions and limitations set forth in the Proxy Statement/Prospectus dated April 24,1998, relating to the Merger (the "Proxy Statement"), receipt of which is acknowledged by the undersigned, (ii) the terms of the Merger Agreement, a conformed copy of which appears as Annex I to the Proxy Statement and (iii) the instructions included in this Election Form.

  The undersigned authorizes and instructs you, as Exchange Agent, to deliver to Bethlehem such Lukens Common Stock Certificate(s) and to receive on behalf of the undersigned, in exchange for the shares of Lukens Common Stock represented thereby, the check for the cash payable and, if applicable, a certificate for the shares of Bethlehem Common Stock issuable (the "Bethlehem Common Stock Certificate"), in respect of those shares of Lukens Common Stock in connection with the Merger. If the Lukens Common Stock Certificate(s) is not delivered herewith, there is furnished below a guarantee of delivery of such Lukens Common Stock Certificate(s) from an Eligible Institution.

  The undersigned represents and warrants (and if more than one, each undersigned represents and warrants jointly and severally) that the undersigned has full power and authority to assign and transfer the Lukens Common Stock Certificate(s) surrendered and that Bethlehem will acquire good title to such Lukens Common Stock Certificate(s), free and clear of all liens, restrictions, charges, encumbrances, pledges, security interests or other obligations affecting the assignment or transfer of the Lukens Common Stock Certificate(s) and will not be subject to any adverse claim. All authority conferred or agreed to be conferred in this Election Form shall not be affected by, and shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned under this Election Form shall be binding upon successors, assigns, heirs, executors, administrators and legal representatives of the undersigned.

  Upon request, the undersigned agrees to execute and deliver any additional documents deemed reasonably necessary or desirable by Bethlehem or the Exchange Agent to complete the exchange of the Lukens Common Stock Certificate(s). If required by Instruction D(7), the Lukens Common Stock Certificate(s) submitted with this Election Form is duly endorsed or in a form otherwise acceptable for transfer on the books of Lukens.

  Unless otherwise indicated under Special Payment Instructions below, please make any check payable to the order of, and (if applicable) register any Bethlehem Common Stock Certificate in the name of, the registered holder(s) of the shares of Lukens Common Stock represented by the Lukens Common Stock Certificate(s) surrendered with this Election Form. Similarly, unless otherwise indicated under Special Delivery Instructions, please mail any check payable and (if applicable) any Bethlehem Common Stock Certificate issuable in exchange for the shares of Lukens Common Stock represented by the Lukens Common Stock Certificate(s) submitted with this Election Form to the registered holder(s) of the shares of Lukens Common Stock at the address or addresses shown in Box I below.

              PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS

             BOX I: LUKENS COMMON STOCK CERTIFICATE(S) SURRENDERED

   Please list in this Box I all the Lukens Common Stock Certificates representing any shares of Lukens Common Stock for which you wish to make a Cash Election (all of which should be submitted with this Election Form). If there is not enough space below to list all the Lukens Common Stock Certificates surrendered, please attach a separate sheet. Submit a separate Election Form for shares of Lukens Common Stock registered in different names (see Instruction D(4)). Any shares of Lukens Common Stock for which a Cash Election is not properly made prior to 5:00 p.m., New York City time, on the Election Date, or for which a Cash Election has been properly revoked prior to 5:00 p.m., New York City time, on the Election Date, will be converted in the Merger into the right to receive Stock Consideration (as defined below), subject to possible proration. You may make a Cash Election with respect to all or any portion of the shares of Lukens Common Stock that you hold. Indicate in the space provided the number of shares of Lukens Common Stock represented by each Lukens Common Stock Certificate surrendered for which a Cash Election is being made.

-------------------------------------------------------------------------------

NAME(S) AND ADDRESS(ES) OF
   REGISTERED HOLDER(S)     LUKENS COMMON STOCK CERTIFICATE(S) ENCLOSED
                               ----------------------------------------
                                              TOTAL NUMBER  NUMBER OF
                                               OF SHARES    SHARES FOR
                              LUKENS COMMON   REPRESENTED  WHICH A CASH
 (PLEASE FILL IN IF LABEL   STOCK CERTIFICATE   BY EACH    ELECTION IS
     IS NOT AFFIXED)            NUMBER(S)     CERTIFICATE      MADE
-----------------------------------------------------------------------

-----------------------------------------------------------------------

-----------------------------------------------------------------------

-----------------------------------------------------------------------

-----------------------------------------------------------------------

-----------------------------------------------------------------------

-----------------------------------------------------------------------

-----------------------------------------------------------------------

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                              Total Shares:         shs.         shs.
                                               ------------------------


      BOX II: SPECIAL PAYMENT                  BOX III: SPECIAL DELIVERY
            INSTRUCTIONS                              INSTRUCTIONS
  (SEE INSTRUCTIONS D(6) AND D(7))              (SEE INSTRUCTIONS D(8))


   To be completed ONLY if the              To be completed ONLY if the
 check is to be made payable to            check or (if applicable) the
 the order of, or (if applicable)          Bethlehem Common Stock Certifi-
 the Bethlehem Common Stock Cer-           cate is to be sent to an address
 tificate is to be issued to, a            other than the address of the
 person other than the person in           registered holder(s) set forth in
 whose name the Lukens Common              Box I above, or if Box II is com-
 Stock Certificate(s) submitted            pleted, to an address other than
 for exchange herewith is regis-           the address appearing in Box II.
 tered.


                                           Name _____________________________
 Name _____________________________                  (PLEASE PRINT)
          (PLEASE PRINT)                   __________________________________
 __________________________________                  (PLEASE PRINT)
           (PLEASE PRINT)                  Address __________________________
 Address __________________________        __________________________________
 __________________________________               (INCLUDING ZIP CODE)
        (INCLUDING ZIP CODE)
 __________________________________
   (TAX IDENTIFICATION OR SOCIAL
          SECURITY NUMBER)

     BOX IV: SIGN HERE AND, IF REQUIRED UNDER INSTRUCTION D(7), HAVE
             SIGNATURES GUARANTEED BY AN ELIGIBLE INSTITUTION
        (SEE INSTRUCTIONS D(1) AND D(7) CONCERNING SIGNATURE GUARANTEE)

--------------------------------------------------------------------------------
 ------------------------------------    Name(s): ___________________________
 ------------------------------------               (PLEASE PRINT)

 ------------------------------------
      (SIGNATURE(S) OF OWNER(S))         Name(s): ___________________________
                                                    (PLEASE PRINT)


 Must be signed by registered
 holder(s) exactly as name(s)            Name(s): ___________________________
 appears on the Lukens Common Stock                 (PLEASE PRINT)
 Certificate(s) or by person(s)          ------------------------------------
 authorized to become registered         ------------------------------------
 holder(s) by the Lukens Common          ------------------------------------
 Stock Certificate(s) and documents      (AREA CODE AND TELEPHONE NUMBER(S))
 transmitted herewith. If signature      ------------------------------------
 is by a trustee, executor,              ------------------------------------
 administrator, guardian, officer of     ------------------------------------
 a corporation, attorney-in-fact or       (EMPLOYER IDENTIFICATION OR SOCIAL
 any other person acting in a                    SECURITY NUMBER(S))
 fiduciary capacity, set forth full
 title in such capacity. See
 Instruction D(3).

                                         Dated: _____________________  , 1998

 Signature(s) Guaranteed: ___________
           (SEE INSTRUCTION D(7))



                          BOX V: GUARANTEE OF DELIVERY
                          (ELIGIBLE INSTITUTIONS ONLY)
    TO BE USED ONLY IF LUKENS COMMON STOCK CERTIFICATE(S) IS NOT SURRENDERED
                                    HEREWITH

   Eligible Institutions May Deliver this Guarantee of Delivery by Facsimile
                                 Transmission:
                                 (201) 222-4720
                                       or
                                 (201) 222-4721

                        Confirm Facsimile by Telephone:
                                 (201) 222-4707

--------------------------------------------------------------------------------


  The undersigned is an Eligible         ------------------------------------
 Institution, and guarantees to                   (FIRM--PLEASE PRINT)
 deliver to the Exchange Agent the       ------------------------------------
 Lukens Common Stock Certificate(s)              (AUTHORIZED SIGNATURE)
 to which this Election Form             ------------------------------------
 relates, duly endorsed or in form       ------------------------------------
 otherwise acceptable for transfer       ------------------------------------
 on the books of Lukens, within                        (ADDRESS)
 three NYSE trading days after the       ------------------------------------
 date of execution of this Guarantee        (AREA CODE AND TELEPHONE NUMBER)
 of Delivery.                            ------------------------------------
                                                     (CONTACT NAME)

                                 PAYER'S NAME:

                       PART 1--PLEASE PROVIDE       Social Security Number OR
                       YOUR TIN IN THE BOX AT THE    Employer Identification
                       RIGHT AND CERTIFY BY                   Number
                       SIGNING AND DATING.

 SUBSTITUTE
 FORM W-9
 DEPARTMENT OF                                        ---------------------
 THE TREASURY         ---------------------------------------------------------
 INTERNAL              PART 2--Please check the box at the right if you
 REVENUE               have applied for, and are awaiting receipt of, your
 SERVICE               TIN.
                                                            [_]

 PAYER'S REQUEST FOR TAXPAYER IDENTIFICATION NUMBER (TIN)

-------------------------------------------------------------------------------
 CERTIFICATION--UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:

 (1) The number shown on this form is my correct Taxpayer Identification Num-ber (or I am waiting for a number to be issued to me), and
 (2) I am not subject to backup withholding either because I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interests or dividends, or the IRS has noti-fied me that I am no longer subject to backup withholding.

 CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting of dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.)

 SIGNATURE __________________________________________     DATE ______   , 1998


IF YOU CHECKED THE BOX IN PART 2 OF THE SUBSTITUTE FORM W-9, YOU MUST SIGN AND DATE THE FOLLOWING CERTIFICATION:

CERTIFICATION OF PAYEE AWAITING TAXPAYER IDENTIFICATION NUMBER


  I CERTIFY, UNDER PENALTIES OF PERJURY, THAT A TAXPAYER IDENTIFICATION NUMBER HAS NOT BEEN ISSUED TO ME, AND THAT I MAILED OR DELIVERED AN APPLICATION TO RECEIVE A TAXPAYER IDENTIFICATION NUMBER TO THE APPROPRIATE IRS CENTER OR SOCIAL SECURITY ADMINISTRATION OFFICE (OR I INTEND TO MAIL OR DELIVER AN APPLICATION IN THE NEAR FUTURE). I UNDERSTAND THAT IF I DO NOT PROVIDE A TAXPAYER IDENTIFICATION NUMBER TO THE PAYER, 31 PERCENT OF ALL PAYMENTS MADE TO ME PURSUANT TO THIS MERGER SHALL BE RETAINED UNTIL I PROVIDE A TAXPAYER IDENTIFICATION NUMBER TO THE PAYER AND THAT, IF I DO NOT PROVIDE MY TAXPAYER IDENTIFICATION NUMBER WITHIN SIXTY (60) DAYS, SUCH RETAINED AMOUNTS SHALL BE REMITTED TO THE IRS AS BACKUP WITHHOLDING AND 31 PERCENT OF ALL REPORTABLE PAYMENTS MADE TO ME THEREAFTER WILL BE WITHHELD AND REMITTED TO THE IRS UNTIL I PROVIDE A TAXPAYER IDENTIFICATION NUMBER.

 SIGNATURE __________________________________________     DATE ______   , 1998

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
      WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE ELECTION. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                                 INSTRUCTIONS

A. SPECIAL CONDITIONS.

  1. Time in Which to Elect. Any Cash Election will have been properly made only if the Exchange Agent has received at the address set forth above, by 5:00 p.m., New York City time, on May 27, 1998, the Election Date, this Election Form or a facsimile hereof properly completed and signed and accompanied by the Lukens Common Stock Certificate(s) to which the Election Form relates, properly endorsed or otherwise in proper form for transfer. Holders of shares of Lukens Common Stock whose Lukens Common Stock Certificate(s) are not immediately available may also make an effective Cash Election by completing this Election Form or facsimile hereof and having the Guarantee of Delivery box (Box V) properly completed and duly executed by an Eligible Institution, provided such Lukens Common Stock Certificate(s) is in fact delivered to the Exchange Agent within three NYSE trading days after the date of execution of the guarantee of delivery. EACH SHARE OF LUKENS COMMON STOCK FOR WHICH AN EFFECTIVE CASH ELECTION IS NOT MADE PRIOR TO THE ELECTION DATE WILL BE CONVERTED IN THE MERGER INTO THE RIGHT TO RECEIVE THE STOCK CONSIDERATION (AS DEFINED BELOW), SUBJECT TO POSSIBLE PRORATION. SEE INSTRUCTION B.

  2. Revocation of Cash Election. Any holder of Lukens Common Stock who has made a Cash Election by submitting an Election Form to the Exchange Agent may revoke such Cash Election by written notice received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Election Date. If an Election Form is revoked, the Lukens Common Stock Certificate(s) (or guarantee of delivery, as appropriate) to which the Election Form relates will be promptly returned to the Lukens stockholder submitting the same to the Exchange Agent.

  3. Termination of Election and Return of Lukens Common Stock Certificates if Merger Abandoned. All Election Forms will be automatically revoked if the Exchange Agent is notified in writing by Bethlehem and Lukens that the Merger has been abandoned. In such case, all Lukens Common Stock Certificates (or guarantees of delivery, as appropriate) to which the Election Forms relate will be promptly returned to the Lukens stockholders who submitted the same to the Exchange Agent.

B. ELECTION AND PRORATION PROCEDURES.

  This Election Form enables you to elect to receive Cash Consideration, subject to possible proration, in exchange for your shares of Lukens Common Stock. You may use this Election Form to make a Cash Election with respect to all or any portion of the shares of Lukens Common Stock that you hold. Each share of Lukens Common Stock for which an effective Cash Election is not made, or for which an effective Cash Election has been properly revoked, will be converted into the right to receive, subject to possible proration, the Stock Consideration. If the aggregate amount of cash requested by holders of Lukens Common Stock pursuant to effective Cash Elections exceeds the Cash Cap (as defined below), the allocation of cash and shares of Bethlehem Common Stock that a holder of Lukens Common Stock will receive for each share of Lukens Common Stock for which an effective Cash Election has been made will depend on the proration procedures to be applied as described below.

  At the effective time of the Merger (the "Effective Time"), each share of Lukens Common Stock for which an effective Cash Election is made will be converted into the right to receive, subject to possible proration, cash (the "Cash Consideration") in an amount equal to $30 (the "Cash Election Price"). Each share of Lukens Common Stock for which an effective Cash Election is not properly made, or for which a Cash Election has been properly revoked, will be converted into the right to receive, subject to possible proration, a number of shares of Bethlehem Common Stock (the "Stock Consideration") equal to $30 divided by the average of the daily closing prices per share of Bethlehem Common Stock for the 15 consecutive full New York Stock Exchange ("NYSE") trading days immediately preceding the third full NYSE trading day prior to the Effective Time (the "Average Market Price"), but not less than 2.878 or more than 4.317 (the "Conversion Number").

  Cash Proration. In the event that the Requested Cash Amount exceeds the Cash Cap (each as defined below), each share of Lukens Common Stock for which a Cash Election is made (an "Electing Share") will be converted into the right to receive a prorated amount of cash and Bethlehem Common Stock. The maximum aggregate amount of cash to be paid to holders of Lukens Common Stock and Series B ESOP Convertible Preferred Stock of Lukens, par value $.01 per share ("Lukens Preferred Stock") in the Merger (the "Cash Cap") will be equal to the product of (x) the Cash Election Price, (y) the number of Outstanding Shares (as defined below) and (z) .68. The number .68 in clause (z) of the preceding sentence is subject to adjustment to ensure that the aggregate number of shares of Bethlehem Common Stock issuable (i) in connection with the Merger and (ii) upon conversion or exercise of all securities of Lukens outstanding immediately prior to the Effective Time (other than shares of Lukens Common Stock and Lukens Preferred Stock) does not exceed 19.9% of the number of outstanding shares of Bethlehem Common Stock immediately prior to the Effective Time. The term "Outstanding Shares" means the sum of (x) the number of shares of Lukens Common Stock outstanding immediately prior to the Effective Time plus (y) the number of shares of Lukens Common Stock into which the outstanding shares of Lukens Preferred Stock could have been converted immediately prior to the Effective Time. If the product of (x) the number of Electing Shares and (y) the Cash Election Price (such product, the "Requested Cash Amount") exceeds the Cash Cap, then a cash proration factor (the "Cash Proration Factor") will be determined by dividing the Cash Cap by the Requested Cash Amount. Each Electing Share will be converted into the right to receive (x) cash in an amount equal to the product of (A) the Cash Election Price and (B) the Cash Proration Factor (such product, the "Prorated Cash Amount") and (y) a number of shares of Bethlehem Common Stock equal to the product of (A) the excess of 1.0 over the Cash Proration Factor and (B) the Conversion Number.

  Stock Proration. In the event that the Requested Stock Amount exceeds the Stock Cap (each as defined below), each share of Lukens Common Stock for which an effective Cash Election is not made, or for which a Cash Election has been properly revoked, will be converted into the right to receive a prorated amount of Bethlehem Common Stock and cash. The maximum number of shares of Bethlehem Common Stock that may be issued to holders of Lukens Common Stock and Lukens Preferred Stock in the Merger (the "Stock Cap") will be equal to the product of (x) the Conversion Number, (y) the number of Outstanding Shares and (z) .32. The number .32 in clause (z) of the preceding sentence is subject to adjustment to ensure that the aggregate number of shares of Bethlehem Common Stock issuable (i) in connection with the Merger and (ii) upon conversion or exercise of all securities of Lukens outstanding immediately prior to the Effective Time (other than shares of Lukens Common Stock and Lukens Preferred Stock) does not exceed 19.9% of the number of outstanding shares of Bethlehem Common Stock immediately prior to the Effective Time. The "Deemed Stock Electing Shares" will be equal to the number of Outstanding Shares minus the number of Electing Shares. If the product of (x) the Deemed Stock Electing Shares and (y) the Conversion Number (such product, the "Requested Stock Amount") exceeds the Stock Cap (a "Stock Proration Event"), then each share of Lukens Common Stock other than an Electing Share will be converted into the right to receive a combination of cash and shares of Bethlehem Common Stock. A stock proration factor (the "Stock Proration Factor") will be determined by dividing the Stock Cap by the Requested Stock Amount. Each share of Lukens Common Stock other than an Electing Share will be converted into the right to receive (x) a number of shares of Bethlehem Common Stock equal to the product of (A) the Conversion Number and (B) the Stock Proration Factor (such product, the "Prorated Stock Amount") and (y) cash in an amount equal to the product of
(A) the excess of 1.0 over the Stock Proration Factor and (B) the Cash Election Price.

  IN CONNECTION WITH MAKING A CASH ELECTION, A HOLDER OF LUKENS COMMON STOCK SHOULD READ THE PROXY STATEMENT CAREFULLY, INCLUDING THE DESCRIPTION OF THE PRORATION, ELECTION AND EXCHANGE PROCEDURES SET FORTH UNDER "THE MERGER-- MERGER CONSIDERATION," "THE MERGER--ELECTION PROCEDURE" AND "THE MERGER-- EXCHANGE PROCEDURES," AND THE INFORMATION CONTAINED IN THE PROXY STATEMENT UNDER "THE MERGER--CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS."

  AS A RESULT OF THE PRORATION PROCEDURES SET FORTH IN THE MERGER AGREEMENT, HOLDERS OF SHARES OF LUKENS COMMON STOCK MAY RECEIVE SHARES OF BETHLEHEM COMMON STOCK AND/OR CASH IN AMOUNTS THAT VARY FROM THE AMOUNTS SUCH HOLDERS ELECT TO RECEIVE. SUCH HOLDERS WILL NOT BE ABLE TO CHANGE THE AMOUNTS OF SHARES OF BETHLEHEM COMMON STOCK OR CASH ALLOCATED TO THEM PURSUANT TO SUCH PROCEDURES.

C. MAILING OF CHECKS AND BETHLEHEM COMMON STOCK CERTIFICATES.

  As soon as practicable after the Effective Time and surrender to the Exchange Agent, pursuant to these instructions, of the Lukens Common Stock Certificate(s) for Electing Shares registered to a particular record holder or holders, the Exchange Agent will mail cash payments by check and, if cash proration applies, Bethlehem Common Stock Certificate(s) to the holder or holders with respect to each Cash Electing Share. HOLDERS OF SHARES OF LUKENS COMMON STOCK FOR WHICH AN EFFECTIVE CASH ELECTION HAS NOT BEEN MADE, OR FOR WHICH A CASH ELECTION HAS BEEN PROPERLY REVOKED, WILL RECEIVE THE STOCK CONSIDERATION (SUBJECT TO POSSIBLE PRORATION) FOR EACH SUCH SHARE AS SOON AS PRACTICABLE AFTER THE EFFECTIVE TIME AND AFTER PROPER SURRENDER TO THE EXCHANGE AGENT, PURSUANT TO THE INSTRUCTIONS ACCOMPANYING THE LETTER OF TRANSMITTAL THAT WILL BE MAILED TO LUKENS STOCKHOLDERS AFTER THE EFFECTIVE TIME, OF THE CERTIFICATE(S) REPRESENTING SUCH SHARES. NO LETTER OF TRANSMITTAL WILL BE REQUIRED, HOWEVER, WITH RESPECT TO THE LUKENS COMMON STOCK CERTIFICATE(S) PROPERLY SURRENDERED WITH THIS ELECTION FORM.

  No fractional shares will be issued in connection with the Merger. In lieu thereof, the Exchange Agent will promptly sell the aggregate of the fractional share interests at then-prevailing prices on the NYSE and remit the net proceeds thereof to the holders of stock certificates which immediately prior to the Effective Time represented shares of Lukens Common Stock or Lukens Preferred Stock according to their respective interests therein. Alternatively, at the election of the surviving corporation of the Merger, such holders may be paid cash in lieu of fractional shares based on the closing price per share of Bethlehem Common Stock on the trading day immediately preceding the date on which the closing of the Merger occurs.

D. GENERAL.

  1. Execution and Delivery. This Election Form or a facsimile hereof must be properly completed, dated and signed in Box IV, and must be delivered, together with the Lukens Common Stock Certificate(s) representing the shares of Lukens Common Stock for which the Cash Election is made (or with a duly executed guarantee of delivery of such Lukens Common Stock Certificate(s)) to the Exchange Agent at the appropriate address set forth above.

  The method of delivery of all documents to be delivered to the Exchange Agent is at the option of the stockholder. The risk of loss of the Lukens Common Stock Certificate(s) shall pass only upon delivery of such Lukens Common Stock Certificate(s) to the Exchange Agent. If sent by mail, registered mail, return receipt requested and properly insured, is suggested.

  2. Inadequate Space. If there is insufficient space on this Election Form to list all the Lukens Common Stock Certificates you are submitting to the Exchange Agent, please attach a separate list.

  3. Signatures. The signature (or signatures, in the case of Lukens Common Stock Certificates owned by two or more joint holders) on this Election Form should correspond exactly to the name(s) as written on the face of the Lukens Common Stock Certificate(s) submitted unless the shares of Lukens Common Stock described on this Election Form have been assigned by the registered holder(s), in which event this Election Form should be signed in exactly the same form as the name of the last transferee indicated on the transfers attached to or endorsed on the Lukens Common Stock Certificate(s).

  If this Election Form is signed by a person or persons other than the registered owners of the Lukens Common Stock Certificate(s) listed, the Lukens Common Stock Certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered owner(s) appears on the Lukens Common Stock Certificate(s).

  If this Election Form, any Lukens Common Stock Certificate or any stock power is signed by a trustee, executor, administrator, guardian, officer of a corporation, attorney-in-fact or any other person acting in a representative or fiduciary capacity, the person signing must give such person's full title in such capacity and appropriate evidence of authority to act in such capacity must be forwarded with this Election Form.

  4. Shares Registered in Different Names. If shares of Lukens Common Stock are registered in different names on several Lukens Common Stock Certificates, it will be necessary to complete, sign and submit a separate Election Form for each different registration. For example, if some Lukens Common Stock Certificates are registered in your name, some are registered in your spouse's name and some are registered jointly, three separate Election Forms must be submitted.

  5. Lost, Stolen or Destroyed Lukens Common Stock Certificates. If your Lukens Common Stock Certificate(s) has been lost, stolen or destroyed, please contact American Stock Transfer & Trust Company at (718) 921-8200. You will then be instructed as to the steps you must take in order to receive cash payments by check and, if applicable, Bethlehem Common Stock Certificate(s) in accordance with the Merger Agreement.

  6. Checks and Bethlehem Common Stock Certificates in Same Name. If the check is to be made payable to the order of, and (if applicable) the Bethlehem Common Stock Certificate is to be issued to, the person(s) whose name(s) appears on the Lukens Common Stock Certificate(s) submitted with this Election Form, endorsement of the Lukens Common Stock Certificate(s) or separate stock power(s) is not required.

  7. Checks and Bethlehem Common Stock Certificates in Different Name. If the check is to be made payable to the order of, and (if applicable) the Bethlehem Common Stock Certificate is to be issued to, a person other than the person in whose name the Lukens Common Stock Certificate(s) submitted for exchange herewith is registered, such exchange will not be made by the Exchange Agent unless the Lukens Common Stock Certificate(s) submitted is endorsed or in a form otherwise acceptable for transfer on the books of Lukens, Box II is completed and the signature is guaranteed in Box IV by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (an "Eligible Institution"). In the event of a transfer of ownership of Lukens Common Stock that is not registered in the transfer records of Lukens, the check may be made payable to the order of, and (if applicable) a Bethlehem Common Stock Certificate may be issued to, a person other than the person in whose name the Lukens Common Stock Certificate(s) so surrendered is registered only if the person requesting such payment and (if applicable) issuance pays any transfer or other taxes required by reason of such payment or issuance or establishes to the satisfaction of Bethlehem that such tax has been paid or is not applicable.

  8. Special Delivery Instructions. If the check and (if applicable) the Bethlehem Common Stock Certificate is to be sent to an address other than the address of the registered holder set forth in Box I or, if Box II is completed, to an address other than the address appearing in Box II, indicate such address in Box III.

  9. Miscellaneous. A single check and (if applicable) a single Bethlehem Common Stock Certificate will be issued with respect to all shares of Lukens Common Stock represented by the Lukens Common Stock Certificate(s) surrendered with this Election Form to the person(s) in whose name the Lukens Common Stock Certificate(s) so surrendered is registered, or to the person(s) designated in Box II, if applicable (See Instruction D(7)).

  The determination of the Exchange Agent whether or not Cash Elections have been properly made or revoked and when Cash Elections and revocations were received by it shall be binding. The Exchange Agent may, with the mutual agreement of Bethlehem and Lukens, make such rules as are consistent with the Merger Agreement for the implementation of the elections as shall be necessary and desirable fully to effect such elections.

  10. Stock Transfer Taxes. Bethlehem shall bear the liability for any stock transfer taxes applicable to the issuance and delivery of checks and Bethlehem Common Stock Certificates in connection with the Merger; provided, however, that in the event of a transfer of ownership of Lukens Common Stock that is not registered in the transfer records of Lukens, the person requesting that a check be made payable to the order of, and (if applicable) that a Bethlehem Common Stock Certificate be issued to, a person other than the person in whose name the Lukens Common Stock Certificate(s) surrendered is registered shall pay the amount of any transfer or other taxes required by reason of such payment and (if applicable) issuance to a person other than the registered holder of such Lukens Common Stock Certificate or establish to the satisfaction of Bethlehem that such tax has been paid or is not applicable.

  11. Backup Federal Income Tax Withholding and Substitute Form W-9. Under the "backup withholding" provisions of Federal income tax law, the Exchange Agent may be required to withhold 31% of the sum of the amount of cash and the fair market value of the shares of Bethlehem Common Stock, if any, that otherwise would be delivered to holders of Lukens Common Stock Certificates surrendered with this Election Form. To prevent backup withholding, each holder should complete and sign the Substitute Form W-9 included in this Election Form and either: (a) provide the correct taxpayer identification number ("TIN") and certify, under penalties of perjury, that the TIN provided is correct (or that such holder is awaiting a TIN), and that (i) the holder has not been notified by the Internal Revenue Service ("IRS") that the holder is subject to backup withholding as a result of failure to report all interest or dividends, or
(ii) the IRS has notified the holder that the holder is no longer subject to backup withholding; or (b) provide an adequate basis for exemption. If the box in Part 2 of the substitute Form W-9 is checked, the Exchange Agent will retain 31% of the sum of the amount of cash and the fair market value of the shares of Bethlehem Common Stock that otherwise would be delivered to a holder during the sixty (60) day period following the date of the Substitute Form W-
9. If the holder furnishes the Exchange Agent with such holder's TIN within sixty (60) days of the date of the Substitute Form W-9, the Exchange Agent will remit such amounts retained during the sixty (60) day period to the holder and no further amounts will be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent with such Holder's TIN within such sixty (60) day period, the Exchange Agent will remit such previously retained amounts to the IRS as backup withholding and will withhold 31% of the sum of the amount of cash and the fair market value of the shares of Bethlehem Common Stock that otherwise would be delivered to the holder thereafter until the holder furnishes a TIN to the Exchange Agent. In general, if a holder is an individual, the TIN is the Social Security Number of such individual. If the Exchange Agent is not provided with the correct TIN or an adequate basis for exemption, the holder may be subject to a $50 penalty imposed by the IRS and backup withholding at a rate of 31%. Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to the backup withholding and reporting requirements. In order to satisfy the Exchange Agent that a foreign individual qualifies as an exempt recipient, such holder must submit a statement (generally, IRS Form W-8), signed under penalties of perjury, attesting to that individual's exempt status. A form for such statements can be obtained from the Exchange Agent.

  For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a TIN if you do not have one and how to complete the Substitute Form W-9 if Lukens Common Stock is held in more than one name or is not in the name of the actual owner), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

  Failure to complete the Substitute Form W-9 will not, by itself, cause Lukens Common Stock to be deemed invalidly tendered, but may require the Exchange Agent to withhold 31% of the sum of the amount of cash and the fair market value of the shares of Bethlehem Common Stock that would otherwise be delivered to the holder. Backup withholding is not an additional Federal income tax. Rather, the Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained by the Lukens stockholder upon the filing of a U.S. Federal income tax return.

  12. Additional Copies. Additional copies of this Election Form may be obtained from the Exchange Agent by calling 1-800-251-4215.